UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Karlavägen 100, 115 26 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 86671717

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2022, Neonode Inc. (the “Company”) reported its earnings for the three and nine months ended September 30, 2022 (the “Earnings Release”) and posted on the Neonode website the Third Quarter 2022 Presentation (the “Presentation”). A copy of the Earnings Release and the Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

As previously announced, the Company will conduct a conference call today, Thursday, November 10, 2022 at 10:00 a.m. ET. The presentation slides to be used during the call, attached hereto as Exhibit 99.2, will be available on the “Investor Relations” section of the Company’s website at www.neonode.com immediately prior to the call.  The information contained in, or that can be accessed through the Company’s website is not a part of this filing.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Earnings Release of the Company dated November 10, 2022
Exhibit 99.2	Third Quarter 2022 Presentation of Neonode
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2022	NEONODE INC.

	By:	/s/ Fredrik Nihlén
	Name:	Fredrik Nihlén
	Title:	Chief Financial Officer

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